UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2008
SENSATA TECHNOLOGIES B.V. (Exact name of Registrant as specified in its charter)
The Netherlands (State or other jurisdiction of incorporation)	000-1381272 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo The Netherlands (Address of Principal executive offices, including Zip Code)
31-546-879-555 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2008, Sensata Technologies B.V. issued a press release announcing its financial results for the quarter ended June 30, 2008. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 July 30, 2008 press release entitled “Sensata Technologies B.V. Announces Second Quarter 2008 Results” (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES B.V.

Date: July 30, 2008	By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	July 30, 2008 press release entitled “Sensata Technologies B.V. Announces Second Quarter 2008 Results”